Exhibit 99.2

January 11, 2018

UBS Securities LLC

Citigroup Global Markets Inc.

RBC Capital Markets, LLC

Together with the other Underwriters

named in Schedule A to the Underwriting Agreement

referred to herein

c/o UBS Securities LLC

1285 Avenue of the Americas

New York, New York 10019

Ladies and Gentlemen:

Select Income REIT, a Maryland real estate investment trust (“SIR”), and the sole shareholder of Industrial Logistics Properties Trust, a Maryland real estate investment trust (the “Company”), understands that UBS Securities LLC, Citigroup Global Markets Inc. and RBC Capital Markets, LLC, as representatives of the several underwriters, propose to enter into an Underwriting Agreement on or about the date hereof (the “Underwriting Agreement”) with the Company providing for the public offering of the Company’s common  shares of beneficial interest, $.01 par value per share (“Common Shares”).  Capitalized terms used herein without definition shall have the meanings ascribed to them in the Underwriting Agreement.  In recognition of the benefit that such an offering will confer upon SIR and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, SIR is making the representations and warranties and agreements set forth herein.

SIR represents and warrants to each Underwriter as of the date hereof, the Applicable Time, the time of purchase and each additional time of purchase, if any, and agrees with each Underwriter, as follows; provided that any representation and warranty made as of each additional time of purchase of Option Securities (to the extent such date is not at the time of purchase) with respect to the Company, its subsidiaries or their properties (including the Initial Properties) insofar as such representation and warranty may be affected by events, facts or circumstances occurring, arising or first existing after the time or purchase, is made to the knowledge of SIR (whether or not expressly stated below):

(a)           Each of the Registration Statement and any post-effective amendment thereto has become effective under the Act and no stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto has been issued under the Act and no proceedings for that purpose have been instituted or are pending or, to the knowledge of SIR, are threatened by the Commission, and any request on the part of the Commission for additional information has been complied with. The Exchange Act Registration Statement has become effective as provided by Section 12 of the Exchange Act.

At the respective times the Registration Statement and any post-effective amendments thereto became effective, the Registration Statement and any amendments thereto complied in all material respects with the requirements of the Act and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.  As of its date and at the time of purchase (and, if any Additional Shares are purchased, at the additional time of purchase), the Prospectus will comply in all material respects with the requirements of the Act. Neither the Prospectus nor any amendments or supplements thereto, at the time the Prospectus or any such amendment or supplement was issued and at the time of purchase (and, if any Additional Shares are purchased, at the additional time of purchase), included or will include an untrue statement of a material fact or omitted or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

As of the Applicable Time, neither (x) the Disclosure Package nor (y) any individual Covered Free Writing Prospectus, when considered together with the Disclosure Package, included any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

Notwithstanding the foregoing, SIR makes no representation or warranty with respect to any statement contained in the Registration Statement or any post-effective amendments thereto, the Disclosure Package or any Covered Free Writing Prospectus made in reliance upon and in conformity with information concerning an Underwriter and furnished in writing by or on behalf of such Underwriter through you to the Company expressly for use therein, such information being limited to the information described in Section 12 of the Underwriting Agreement.

Each Covered Free Writing Prospectus, as of its issue date and at all subsequent times through the completion of the public offer and sale of the Shares or until any earlier date that the Company notified or notifies the Representatives as described in Section 5(e) of the Underwriting Agreement, did not, does not and will not include any information that conflicted, conflicts or will conflict with the information contained in the Registration Statement or the Prospectus and any preliminary or other prospectus deemed to be a part thereof that has not been superseded or modified.

Prior to the execution of the Underwriting Agreement, the Company has not, directly or indirectly, offered or sold any Shares by means of any “prospectus” (within the meaning of the Act) or used any “prospectus” (within the meaning of the Act) in connection with the offer or sale of the Shares, in each case other than the Preliminary Prospectus, the Permitted Free Writing Prospectuses, if any, and the Permitted Exempt Written Communications, if any.  The Company has not, directly or indirectly, prepared, used or referred to any Permitted Free Writing Prospectus except in compliance with Rules 164 and 433 under the Act.  Neither the Company nor the Underwriters are disqualified, by reason of subsection (f) or (g) of Rule 164 under the Act, from using, in connection with the offer and sale of the Shares, “free writing prospectuses” (as defined in Rule 405 under the Act) pursuant to Rules 164 and 433 under the Act.  The Company is not an “ineligible issuer” (as defined in Rule 405 under the Act) as of the eligibility determination date for purposes of Rules 164 and 433 under the Act with respect to the offering of the Shares contemplated by the Registration Statement, without taking into account any determination by the Commission pursuant to Rule 405 under the Act that it is not necessary under the circumstances that the Company be considered an “ineligible issuer.”

The Company has made available a “bona fide electronic road show,” as defined in Rule 433 under the Act, in compliance with Rule 433(d)(8)(ii) under the Act such that no filing of any “road show” (as defined in Rule 433(h) under the Act) is required in connection with the offering of the Shares.

(b)           Each Preliminary Prospectus (including the prospectus filed as part of the Registration Statement as originally filed or as part of any amendment thereto) complied when so filed in all material respects with the Act and each Preliminary Prospectus and the Prospectus delivered to the Underwriters for use in connection with the offering of the Shares was identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T under the Act.

(c)           The Company has not (i) engaged in any Covered Exempt Communication other than, if any, Covered Exempt Communications with the prior written consent of the Representatives with entities that are QIBs or IAIs or (ii) authorized anyone other than the trustees and officers of the Company, Manager and its directors and officers and the Representatives to engage in Covered Exempt Communications, if any. The Representatives have been authorized to act on its behalf in undertaking Covered Exempt Communications, if any. The Company has not distributed any Covered Exempt Written Communications other than those listed on Schedule B to the Underwriting Agreement under the heading “Permitted Exempt Written Communications.”

(d)           As of the date of the Underwriting Agreement (or, if earlier, the first date on which the Company engaged directly or through any person authorized to act on its behalf in any Covered Exempt Communication), the Company qualifies as an emerging growth company (“EGC”) as defined in Section 2(a)(19) of the Act.

(e)           Each Covered Exempt Written Communication, if any, did not as of its date include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(f)            The Company has filed publicly on the Commission’s EDGAR database at least 15 calendar days prior to any “road show,” (as defined in Rule 433 under the Act) any confidentially submitted registration statements and registration amendments relating to the offer and sale of the Shares.

(g)           The accounting firm that certified the financial statements and supporting schedules included in the Registration Statement, the Disclosure Package and the Prospectus is an independent public accounting firm as required by the Act and by the rules of the Public Company Accounting Oversight Board.

(h)           The financial statements included in the Registration Statement, the Disclosure Package and the Prospectus, together with the related schedules and notes, present fairly the financial position of the Company at the dates indicated; said financial statements have been prepared in conformity with GAAP applied on a consistent basis throughout the periods involved.  The supporting schedules, if any, present fairly in all material respects the information set forth therein.  The selected financial data and the summary selected financial information included in the Prospectus present fairly the information shown therein and have been compiled on a basis consistent with that of the audited financial statements included in the Registration Statement. The pro forma financial statements and the related notes thereto included in the Registration Statement, the Disclosure Package and the Prospectus present fairly the information shown therein, have been prepared in accordance with the Commission’s rules and guidelines with respect to pro forma financial statements and have been properly compiled on the bases described therein, and the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions and circumstances referred to therein.  Except as included therein, no historical or pro forma financial statements or supporting schedules are required to be included in the Registration Statement, the Disclosure Package or the Prospectus pursuant to the Act.  The Company and its consolidated subsidiaries do not have any material liabilities or obligations, direct or contingent (including any off-balance sheet obligations), not described in the Registration Statement (excluding the exhibits thereto), the Disclosure Package and the Prospectus; and all disclosures contained in the Registration Statement, the Disclosure Package or the Prospectus regarding “non-GAAP financial measures” (as such term is defined by the rules and regulations of the Commission) comply in all material respects with Regulation G of the Exchange Act, and Item 10 of Regulation S-K under the Act and the Exchange Act, to the extent applicable.

(i)            Since the respective dates as of which information is given in the Registration Statement, the Disclosure Package and the Prospectus, except as otherwise disclosed therein, (i) there has been no Material Adverse Effect, (ii) there have been no transactions entered into by the Company or any of its subsidiaries, other than those arising in the ordinary course of business, which are material with respect to the Company and its subsidiaries considered as one enterprise, (iii) there has not been any obligation or liability, direct or contingent (including any off-balance sheet obligations), incurred by the Company or any subsidiary, which is material to the Company and its subsidiaries taken as a whole, (iv) there has not been any change in the capital shares or outstanding indebtedness of the Company or any subsidiaries and (v) there has not been any dividend or distribution of any kind declared, paid or made by the Company on any class of its shares of beneficial interest except for the distribution described in Section 2.2(a) of the Transaction Agreement.

(j)            The Company has been duly organized and is validly existing as a REIT in good standing with the SDAT and has, along with its subsidiaries, as applicable, trust power and authority to own, lease and operate the Initial Properties and to conduct its business as described in the Registration Statement, the Disclosure Package and the Prospectus and to enter into and perform its obligations under the Underwriting Agreement; and the Company is duly qualified as a foreign trust to transact business and is in good standing in each other jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify or to be in good standing would not result in a Material Adverse Effect.

(k)           Each of the Company’s significant subsidiaries, if any, has been duly formed or organized, as the case may be, and is validly existing as a corporation, limited liability company, partnership, trust or other organization under the laws of the jurisdiction of its formation or organization and is in good standing under the laws of its jurisdiction of formation or organization, has corporate, limited liability, partnership, trust or other power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement, the Disclosure Package and the Prospectus and is duly qualified as a foreign corporation, limited liability company, partnership, trust or other organization to transact business and is in good standing in each other jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect; all of the issued and outstanding interests of each significant subsidiary, if any, have been duly authorized and validly issued, are fully paid and non-assessable and are owned by the Company, directly or indirectly, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity except as described in the Prospectus; none of the outstanding interests of any of the significant subsidiaries, if any, were issued in violation of the preemptive or similar rights of any securityholder of such significant subsidiary.

(l)            The authorized, issued and outstanding shares of beneficial interest of the Company are as set forth in the Prospectus under the caption “Capitalization” (except for subsequent issuances pursuant to the Underwriting Agreement or, if any, pursuant to reservations, agreements or benefit or equity compensation plans referred to in the Registration Statement, the Disclosure Package and the Prospectus).  The issued and outstanding shares of beneficial interest of the Company have been duly authorized and validly issued and are fully paid and non-assessable; none of the outstanding shares of beneficial interest of the Company were issued in violation of the preemptive or other similar rights of any shareholder of the Company.

(m)          The Underwriting Agreement has been duly authorized, executed and delivered by the Company.

(n)           SIR has the power and authority to make the representations and warranties and agreements contained herein, and such actions have been duly authorized by SIR.

(o)           Each Transaction Document has been duly authorized by the Company or SIR, as the case may be, and when executed and delivered by the Company or SIR, as the case may be, will constitute a valid and binding agreement of the Company or SIR, as the case may be, enforceable against it in accordance with its terms, except as the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium and other laws affecting the enforceability of creditors’ rights and general principles of equity.

(p)           The Shares to be purchased by the Underwriters from the Company have been duly authorized for issuance and sale by the Company to the Underwriters pursuant to the Underwriting Agreement and, when issued and delivered by the Company pursuant to the Underwriting Agreement against payment of the consideration set forth therein, will be validly issued, fully paid and non-assessable; the Common Shares conform to all statements relating thereto contained in the Prospectus and such description conforms to the rights set forth in the instruments defining the same; no holder of the Shares will be subject to personal liability by reason of being such a holder; and the issuance of the Shares is not subject to the preemptive or other similar rights of any shareholder of the Company.

(q)           Neither the Company nor any of its subsidiaries is in violation of its organizational documents or in default in the performance or observance of any obligation, agreement, covenant or condition contained in the Agreements and Instruments, except for such defaults that would not result in a Material Adverse Effect; and the execution, delivery and performance of the Underwriting Agreement by the Company and the consummation by the Company of the transactions contemplated therein and in the Registration Statement and compliance by the Company with its obligations thereunder have been duly authorized by all necessary trust action and do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default or Repayment Event under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to the Agreements and Instruments (except for such conflicts, breaches, defaults or Repayment Events or liens, charges or encumbrances that would not result in a Material Adverse Effect), nor will such action result in any violation of the provisions of the organizational documents of the Company or any of its subsidiaries or any applicable law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Company or any of its subsidiaries or any of their assets, properties or operations.

(r)            Except as otherwise disclosed in the Registration Statement, the Disclosure Package and the Prospectus, to the knowledge of SIR, no tenant is in default under any provision of a lease pursuant to which it leases space from the Company or any of its subsidiaries if such default would result in a Material Adverse Effect.

(s)            Neither the Company nor any of its subsidiaries has any employees.

(t)            There is no action, suit, proceeding, inquiry or investigation before or brought by any court or governmental agency or body, domestic or foreign, now pending, or, to the knowledge of SIR, threatened, against or affecting the Company or any of its subsidiaries which is required to be disclosed in the Registration Statement, the Disclosure Package or the Prospectus (other than as disclosed therein), or which, if determined adversely to the Company, would result in a Material Adverse Effect, or materially and adversely affect the consummation by the Company of the transactions contemplated in the Underwriting Agreement or the performance by the Company of its obligations thereunder; the aggregate of all pending legal or governmental proceedings to which the Company or any of its subsidiaries is a party or of which any of their property or assets  is the subject which are not described in the Registration Statement, including ordinary routine litigation incidental to the business, would not result in a Material Adverse Effect.

(u)           There are no contracts or documents which are required to be described in the Registration Statement, the Disclosure Package or the Prospectus or to be filed as exhibits thereto which have not been so described and filed as required.

(v)           The Company or its subsidiaries own or possess, or can acquire on reasonable terms, adequate Intellectual Property necessary to carry on the business as described in the Registration Statement, the Disclosure Package  and the Prospectus, and SIR has not received any notice or is otherwise aware of any infringement of or conflict with asserted rights of others with respect to any Intellectual Property or of any facts or circumstances which would render any Intellectual Property invalid or inadequate to protect the interest of the Company or any of its subsidiaries therein, and which infringement or conflict (if the subject of any unfavorable decision, ruling or finding) or invalidity or inadequacy, singly or in the aggregate, would result in a Material Adverse Effect.

(w)          No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency is necessary or required for the performance by the Company of its obligations under the Underwriting Agreement, in connection with the offering, issuance or sale of the Shares pursuant to the Underwriting Agreement or the consummation of the transactions contemplated thereunder, except such as have been already obtained or as may be required under the Act, state securities laws, the rules of FINRA or the rules of Nasdaq.

(x)           None of the Company, SIR or any affiliate of the Company or SIR has taken, nor will SIR or any affiliate of SIR take, or cause the Company to take, directly or indirectly, any action which is designed to or which has constituted or which would reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares.

(y)           The Company or its subsidiaries have made or will make in a timely manner all necessary filings required under any applicable law, regulation or rule and possess or will possess such Governmental Licenses necessary to conduct the business of the Company and its subsidiaries as described in the Registration Statement, the

Disclosure Package and the Prospectus, except where the failure so to file or possess would not, singly or in the aggregate, result in a Material Adverse Effect; the Company and its subsidiaries are in compliance with the terms and conditions of all such Governmental Licenses, except where the failure so to comply would not, singly or in the aggregate, result in a Material Adverse Effect; all of the Governmental Licenses are valid and in full force and effect, except where the invalidity of such Governmental Licenses or the failure of such Governmental Licenses to be in full force and effect would not, singly or in the aggregate, result in a Material Adverse Effect; and SIR has not received any notice of proceedings relating to the revocation or modification of any such Governmental Licenses which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a Material Adverse Effect.

(z)           The Company’s subsidiaries have good and insurable fee, easement or leasehold (as applicable) title to the Initial Properties and the Company and its subsidiaries have good title to all other assets owned by them, and the Initial Properties are free and clear of all mortgages, pledges, liens, security interests, claims, restrictions or encumbrances of any kind, except (i) such as are described in the Registration Statement, the Disclosure Package and the Prospectus, (ii) liens for taxes not yet due and payable, (iii) in the case of personal property located at certain real property, such as are subject to purchase money, equipment lease or similar financing arrangements which have been entered into in the ordinary course of business with an aggregate amount not in excess of $5 million or (iv) those which do not, singly or in the aggregate, giving effect to applicable title insurance, materially and adversely affect the value of such property or materially interfere with the use currently made and proposed to be made of such property by the Company or its subsidiaries as described in the Prospectus.  All of the leases and subleases material to the business of the Company and its subsidiaries, considered as one enterprise, and under which the Company or any of its subsidiaries holds properties described in the Registration Statement, the Disclosure Package and the Prospectus, are in full force and effect, and SIR has not received any written notice of any material claim that has been asserted by anyone adverse to the rights of the Company or any of its subsidiaries under any such leases or subleases, or affecting or questioning the rights of the Company or any of its subsidiaries to the continued possession of the leased or subleased premises under any such lease or sublease.  Except for leases and subleases in effect on the date hereof, no person has any possessory interest in any Initial Property or right to occupy the same except under and pursuant to (i) licenses or easements entered into by the Company, a subsidiary or any predecessor thereof (including SIR or any of its subsidiaries) with respect to the Initial Properties in the ordinary course of its business or (ii) liens, claims, encumbrances and restrictions described above.

(aa)         The Company is not required, and upon the issuance and sale of the Shares pursuant to the Underwriting Agreement as therein contemplated and the application of the net proceeds therefrom as described in the Prospectus under the caption “Use of Proceeds” will not be required, to register as an “investment company” under the Investment Company Act of 1940, as amended.

(bb)         The Company and/or SIR has received and reviewed environmental reports or other environmental information on each Initial Property.  Except as otherwise set forth in the Registration Statement, the Disclosure Package and the Prospectus: (i) the Initial Properties are in compliance with, and neither the Company nor any of its subsidiaries has any liability with respect to the Initial Properties under, applicable Environmental Laws except for such non-compliance or liability which would not result in a Material Adverse Effect; (ii) none of the Company, any of its subsidiaries, SIR or any other subsidiary of SIR has at any time released (as such term is defined in Section 101 (22) of CERCLA) or otherwise disposed of or handled, Hazardous Materials on, to or from any Initial Property, except for such releases, disposals and handlings as would not be reasonably likely to result in a Material Adverse Effect; (iii) SIR does not know of any seepage, leak, discharge, release, emission, spill, or dumping of Hazardous Materials into waters (including, but not limited to, groundwater and surface water) on, beneath or adjacent to any Initial Property, other than such matters as would not be reasonably likely to result in a Material Adverse Effect; (iv) SIR has not received any written notice of, or has any knowledge of any occurrence or circumstance which, with notice or passage of time or both, would give rise to a claim under or pursuant to any Environmental Law by any governmental or quasi-governmental body or any third party with respect to any Initial Property or arising out of the conduct of the business of the Company or any of its subsidiaries at the Initial Properties, except for such claims that would not be reasonably likely to result in a Material Adverse Effect or that would not be required to be disclosed in the Registration Statement, the Disclosure Package or the Prospectus; (v) none of the Initial Properties is included or proposed for inclusion on the National Priorities List issued pursuant to CERCLA by the United States Environmental Protection Agency or on any similar list or inventory issued by any other federal, state or local governmental authority having or claiming jurisdiction over such properties pursuant to any other Environmental Law, other than such inclusions or proposed inclusions as would not be reasonably likely to result in a Material Adverse Effect; and (vi) there are no pending administrative, regulatory or judicial actions, suits, demands, claims, notices of noncompliance or violation, investigations or proceedings relating to any applicable Environmental Law against the Company, any of its subsidiaries or the Initial Properties, other than as would not be reasonably likely to result in a Material Adverse Effect.

(cc)         (i) None of the Initial Properties is in violation of any applicable building code, zoning ordinance or other law or regulation, except where such violation of any applicable building code, zoning ordinance or other law or regulation would not, singly or in the aggregate, have a Material Adverse Effect; (ii) SIR has not received written notice of any proposed material special assessment or any proposed change in any property tax, zoning or land use laws or availability of water affecting any Initial Property that would, singly or in the aggregate, have a Material Adverse Effect; (iii) there does not exist any violation of any declaration of covenants, conditions and restrictions with respect to any Initial Property which would, singly or in the aggregate, have a Material Adverse Effect, or any state of facts or circumstances or condition or event which could, with the giving of notice or passage of time, or both, constitute such a violation; and (iv) the Improvements are free of any and all physical, mechanical, structural, design or construction defects that would, singly or in the aggregate, have a Material Adverse Effect and the mechanical, electrical and utility systems servicing the Improvements (including, without limitation, all water, electric, sewer, plumbing, heating, ventilation, gas and air conditioning) are in good condition and proper working order, reasonable wear and tear and need for routine repair and maintenance excepted, and are free of defects, except where such failure to be in good condition and proper working order, and except where such defects would not, singly or in the aggregate, have a Material Adverse Effect.

(dd)         (i) Each of the Initial Properties has rights of access to public ways and is served by water, sewer, sanitary sewer and storm drain facilities adequate to service such Initial Property for its use as described in the Prospectus; (ii) all public utilities necessary to the use and enjoyment of each of the Initial Properties in the manner described in the Prospectus are located either in the public right-of-way abutting such Initial Property (which are connected so as to serve such Initial Property without passing over other property) or in recorded easements serving such Initial Property, subject to such exceptions which, singly or in the aggregate, would not have a Material Adverse Effect; and (iii) all roads necessary for the use of each of the Initial Properties as described in the Prospectus have been completed and dedicated to public use and accepted by all applicable governmental authorities or access to such roads over private roads has been provided by recorded easements, subject to appropriate easements.

(ee)         No condemnation or other proceeding has been commenced that has not been completed, and, to SIR’s knowledge, no such proceeding is threatened, with respect to all or any portion of the Initial Properties or for the relocation away from any Initial Property of any roadway providing access to the Initial Properties or any portion thereof.

(ff)          Except as otherwise disclosed in the Registration Statement, the Disclosure Package and the Prospectus, there are no persons with registration rights or other similar rights to have any securities registered pursuant to the Registration Statement or otherwise registered by the Company under the Act.

(gg)         The Company and its subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurances that: (i) transactions are executed in accordance with management’s general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.  The Company is not aware of any material weakness in the Company’s internal control over financial reporting (whether or not remediated), it being understood that the Company is not required as of the date hereof to comply with the auditor attestation requirements under Section 404 of the Sarbanes-Oxley Act.

(hh)         The Company and its subsidiaries employ disclosure controls and procedures that are designed to ensure that information required to be disclosed by the Company in the reports that it will be required to file or submit under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the Commission’s rules and forms, and is accumulated and communicated to the Company’s management, including its principal executive officer or officers and principal financial officer or officers, as appropriate, to allow timely decisions regarding disclosure.

(ii)           There is and has been no failure on the part of the Company or, to SIR’s knowledge, any of the Company’s trustees or officers, in their capacities as such, to ensure that, upon the effectiveness of the Registration Statement, the Company will be in compliance with any applicable provision of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith, including Section 402 related to loans and Sections 302 and 906 related to certifications.

(jj)           Immediately prior to the time of purchase, each of the Company and its subsidiaries was either a “disregarded entity” of SIR under the Treasury Regulations promulgated under Section 7701 of the Code or a “qualified REIT subsidiary” under Section 856 of the Code, and thus neither the Company nor any of its subsidiaries was regarded as a separate entity from SIR for purposes of United States federal income taxation.  All United States federal income tax returns regarding the Company and any of its subsidiaries required by law to be filed have been filed and all taxes shown by such returns or otherwise assessed, which are due and payable, have been paid, except assessments against which appeals have been or will be promptly taken in good faith and as to which adequate reserves have been provided and will be maintained.  With respect to the Company and its subsidiaries, SIR, the Company and its subsidiaries have filed (or caused to be filed) all tax returns that are required to have been filed by them pursuant to applicable foreign, state, local or other law except insofar as the failure to file such returns would not result in a Material Adverse Effect, and have paid (or caused to be paid) all taxes due pursuant to such returns or pursuant to any assessment (including all real estate taxes) received by SIR, the Company or any of its subsidiaries, except for such taxes, if any, as are being contested in good faith and as to which adequate reserves have been provided and will be maintained.  The charges, accruals and reserves on the books of the Company in respect of any income and corporation tax liability for any years not finally determined are adequate to meet any assessments or re-assessments for additional income tax for any years not finally determined, except to the extent of any inadequacy that would not result in a Material Adverse Effect.

(kk)         The Company and its subsidiaries carry or are entitled to the benefits of insurance (other than insurance coverage for officers and trustees of the Company) with, to the knowledge of SIR, financially sound and reputable insurers, in such amounts as are commercially reasonable for the properties owned by the Company and its subsidiaries and covering such risks, as is generally maintained by companies of established repute engaged in the same or similar business, and all such insurance, to the knowledge of SIR, is in full force and effect. SIR has no reason to believe that the Company or any of its subsidiaries will not be able to (i) renew its existing insurance coverage as and when such policies expire or (ii) obtain comparable coverage from similar institutions as may be necessary or appropriate to conduct its business as now conducted and at a cost that would not result in a Material Adverse Effect. Neither the Company nor any of its subsidiaries has been denied any insurance coverage which it has sought or for which it has applied.

(ll)           The Company or its applicable subsidiary carries or is entitled to the benefits of title insurance with respect to the real property comprising each Initial Property with, to the knowledge of SIR, financially sound and reputable insurers, in an amount not less than SIR’s net book value of the real property comprising such Initial Property, insuring that the Company or its applicable subsidiary is vested with good and insurable fee, easement or leasehold (as applicable) title to each such Initial Property.

(mm)      Each “forward-looking statement” (within the meaning of Section 27A of the Act or Section 21E of the Exchange Act) contained in the Registration Statement, the Disclosure Package and the Prospectus has been made or reaffirmed with a reasonable basis and in good faith.

(nn)         Any statistical and market-related data included in the Registration Statement, the Disclosure Package and the Prospectus are based on or derived from sources that SIR believes to be reliable and accurate, and the Company has obtained, if required, the written consent to the use of such data from such sources requiring consent.

(oo)         The Company, upon and after giving effect to the issuance of the Shares pursuant to the Underwriting Agreement and the application of the net proceeds therefrom as described in the Registration Statement, the Disclosure Package and the Prospectus, will be organized and will operate, in a manner so as to qualify as a REIT under Sections 856 to 860 of the Code, and the rules and regulations thereunder, and the Company will make a timely election to be taxed as a REIT under the Code effective for its taxable year ending December 31, 2018.

(pp)         Neither the Company nor any of its subsidiaries nor, to the knowledge of SIR, any trustee, officer, agent, affiliate or other person acting on behalf of the Company or any of its subsidiaries has taken any action, directly or indirectly, that would result in a violation by such persons of the FCPA, including, without limitation, making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give, or authorization of the giving of anything of value to any “foreign official” (as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of the FCPA and the Company, its subsidiaries and, to the knowledge of SIR, its affiliates have conducted their businesses in compliance with the FCPA and have instituted and maintain policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance therewith.

(qq)         Neither the Company nor any of its subsidiaries nor, to the knowledge of SIR, any trustee, officer, agent, affiliate or person acting on behalf of the Company or any of its subsidiaries is currently subject to any U.S. sanctions administered or enforced by the Office of Foreign Assets Control of the U.S. Treasury Department, the United Nations Security Council, the European Union, Her Majesty’s Treasury or any other relevant sanctions authority; and the Company will not directly or indirectly use the proceeds from the offering of the Shares pursuant to the Underwriting Agreement, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered or enforced by such authorities.

(rr)           The operations of the Company and its subsidiaries are and have been conducted at all times in compliance with the Money Laundering Laws; and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator or non-governmental authority involving the Company or any of its subsidiaries with respect to the Money Laundering Laws is pending or, to SIR’s knowledge, threatened.

To the extent the Company is obligated to pay certain expenses pursuant to Sections 5(t), 7 or 11 of the Underwriting Agreement and fails to do so, SIR agrees to pay such expenses solely to the extent not paid by the Company.  For the avoidance of doubt, except as expressly set forth in Section 5(t), Section 7 or Section 11 of the Underwriting Agreement the Underwriters shall pay their own costs and expenses, including, without limitation, the fees and disbursements of their counsel, stock transfer taxes payable on resale of any of the Shares by them and any advertising expenses connected with any offers of the Shares made by the Underwriters.

SIR acknowledges that the Underwriting Agreement provides that it is a condition precedent to the purchase of the Company’s Common Shares that (a) at the time of purchase, there shall not have occurred, since the date of the Underwriting Agreement or since the respective dates as of which information is given in the Registration Statement, the Disclosure Package or the Prospectus, any Material Adverse Effect and (b) the Representatives shall have received a certificate of the President and Chief Operating Officer and Chief Financial Officer of SIR, dated as of the time of purchase, to the effect that (i) there has been no such Material Adverse Effect or material loss or casualty, (ii) the representations and warranties contained herein are true and correct with the same force and effect as though expressly made at and as of the time of purchase, (iii) the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to the time of purchase, and (iv) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or, to the best of such officers’ knowledge, threatened by the Commission.

All representations, warranties and agreements contained herein shall remain operative and in full force and effect regardless of (i) any investigation made by or on behalf of any Underwriter or its affiliates, officers, directors or selling agents or any person controlling any Underwriter and (ii) delivery of and payment for the Securities.

This letter shall be governed by and construed in accordance with the laws of the state of New York

Very truly yours,

SELECT INCOME REIT

By	/s/ John C. Popeo
Name: John C. Popeo
Title: Chief Financial Officer and Treasurer